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                                                                  EXHIBIT 10(jj)


                              AMENDMENT OF LEASE
                              ------------------

     This AMENDMENT OF LEASE (this "Amendment") made as of March 31, 1996 between EQUITABLE FEDERAL STREET REALTY COMPANY LIMITED PARTNERSHIP, a Massachusetts limited partnership, having an address at 75 State Street, Suite 2450, Boston, Massachusetts 02109 ("Landlord"), and THE FIRST NATIONAL BANK OF BOSTON, a national banking association duly organized and existing under the laws of the United States of America, having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110 ("Tenant").

                                  BACKGROUND
                                  ----------

     Landlord and Tenant are Landlord and Tenant, respectively, under an Indenture of Lease having an effective date as of September 1, 1991 (the "Original Lease") covering certain premises at 100 Federal Street, Boston, Massachusetts, as amended to date (as so amended, the Original Lease shall be referred to hereinafter as the "Lease"). The parties desire to amend the Lease in certain respects as hereinafter set forth. Capitalized terms not defined herein shall have the same meaning ascribed to them in the Lease.

                                  WITNESSETH:
                                  ----------

     NOW, THEREFORE, Landlord and Tenant hereby agree to amend the Lease as follows:

     1. Effective as of July 1, 1996, there shall be added to the Premises under the Lease the portion of space located on Floor 5M of the Building shown as the "Additional 5M Premises" on the plan attached hereto as Exhibit A (the
                                                               ---------
"Additional 5M Premises"). The Additional 5M Premises consists of approximately 1,827 rentable square feet of space.

     2. Except as expressly provided herein, all terms and provisions of the Lease that are applicable to the existing space located on Floor 5M of the Building that is leased by Tenant under the Lease (the "Existing 5M Premises") shall be applicable to the Additional 5M Premises, except that the Additional 5M Premises shall be leased to Tenant "as is", it being understood that Landlord shall have no obligation to bring the Additional 5M Premises into the condition required by Schedule COND or into compliance with the Americans With Disabilities Act or to provide any allowance for the Additional 5M Premises.

     3. Without limiting the generality of Section 2 of this Amendment of Lease, commencing on April 1, 1996: (a) the Additional 5M Premises shall be part of Space B under the Lease; (b) Tenant shall pay Base Rent for the Additional 5M Premises at the same times and at the same per square foot annual rates as are specified for the Existing 5M Premises in Schedule R annexed to the Original Lease, as such per square foot annual rates shall be adjusted from time to time during the term of the Lease pursuant to such Schedule R; and (c) Tenant shall make payments on account of Impositions and Operating Expenses escalations

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for the Additional 5M Premises at the same times that such payments are due, and in the same manner that such payments are calculated, for the Existing 5M Premises.

     4. Except as only expressly amended hereby, the Lease shall continue in full force and effect as heretofore.

     WITNESS the execution hereof as an instrument under seal as of the date first above written.


                              LANDLORD:

                              EQUITABLE FEDERAL STREET REALTY
                              COMPANY LIMITED PARTNERSHIP, a
                              Massachusetts limited partnership

                              By:   100 Federal Street Realty
                                    Corporation, its general partner



                              By:  /S/ STEPHEN M. WOLF
                                 -------------------------
                                  Its: Investment Officer


                              TENANT:

                              THE FIRST NATIONAL BANK OF BOSTON



                              By:  /s/ THEODORE M. EDSON
                                 -------------------------
                                  Its: Director, Facilities



220662

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                                   Exhibit A
                                   ---------


                     [Plan Showing Additional 5M Premises]

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